PROSPECTUS SUPPLEMENT - August 16, 2001*

AXP(R) Extra Income Fund (July 30, 2001)         S-6370-99 U (7/01)

The "Management" section is revised as follows:

Brian Lavin became co-portfolio manager of the Fund in August 2001. Brian had eight years of investment industry experience prior to joining AEFC as an analyst in April 1994, covering several industries including general industrials, financial services, publishing and health care. He also serves as co-portfolio manager of AXP(R) Variable Portfolio - Extra Income Fund.

S-6370-21 A (8/01)
* Valid until next prospectus date

Destroy July 29, 2002